SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

COGNOS INCORPORATED

(Exact name of registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

0-16006	98-0119485

(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive

P.O. Box 9707, Station T

Ottawa, Ontario, Canada

K1G 4K9

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

As previously reported, on October 25, 2007, pursuant to an Agreement and Plan of Merger dated September 4, 2007 (the “Merger Agreement”), by and among Cognos Incorporated, a corporation organized and existing under the laws of Canada (“Cognos”), Dimension Acquisition Corp., a Massachusetts corporation and an indirect, wholly-owned subsidiary of Cognos (“Merger Subsidiary”), and Applix, Inc., a Massachusetts corporation (“Applix”), Cognos completed its acquisition of all the outstanding shares of common stock of Applix (the “Applix Shares”). Cognos’ acquisition of the Applix Shares was structured as a two-step transaction, with a cash tender offer by Merger Subsidiary for the Applix Shares (the “Offer”) followed by the merger of Merger Subsidiary with and into Applix (the “Merger”), with Applix becoming the surviving corporation and an indirect, wholly-owned subsidiary of Cognos.

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Cognos on October 30, 2007 to report the completion of its acquisition of Applix under Items 2.01 and 9.01 (the “Initial 8-K”). This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 25, 2007, pursuant to the Agreement and Plan of Reorganization dated as of September 4, 2007 (the “Merger Agreement”), by and among Cognos Incorporated (“Cognos”), a Canadian corporation, Dimension Acquisition Corp. (“Merger Sub”), a Massachusetts corporation and an indirect wholly-owned subsidiary of Cognos, and Applix, Inc. (“Applix”), a Massachusetts corporation, Cognos completed its acquisition of Applix. Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Applix with Applix continuing as the surviving corporation as an indirect wholly-owned subsidiary of Cognos.

On October 25, 2007, pursuant to an Agreement and Plan of Merger dated September 4, 2007 (the “Merger Agreement”), by and among Cognos Incorporated, a corporation organized and existing under the laws of Canada (“Cognos”), Dimension Acquisition Corp., a Massachusetts corporation and an indirect, wholly-owned subsidiary of Cognos (“Merger Subsidiary”), and Applix, Inc., a Massachusetts corporation (“Applix”), Cognos completed its acquisition of all the outstanding shares of common stock of Applix (the “Applix Shares”). Cognos’ acquisition of the Applix Shares was structured as a two-step transaction, with a cash tender offer by Merger Subsidiary for the Applix Shares (the “Offer”) followed by the merger of Merger Subsidiary with and into Applix (the “Merger”), with Applix becoming the surviving corporation and an indirect, wholly-owned subsidiary of Cognos.

The initial offering period of the Offer expired at 12:00 midnight, New York City time, on Tuesday, October 16, 2007 (the “Initial Expiration Date”). Immediately following the Initial Expiration Date, on October 17, 2007, Cognos and Merger Subsidiary announced a subsequent offering period expiring at 5:00 p.m., New York City time, on Tuesday, October 30, 2007 (the “Subsequent Expiration Date”). According to Computershare Trust Company, N.A., the depositary for the Offer, as of 9:00 a.m. on October 25, 2007, approximately 14,765,530 Applix Shares were validly tendered in the Offer and not withdrawn, which represented approximately 89.9% of all the outstanding Applix Shares. Cognos accepted for payment and promptly paid the offer price of $17.87 per Applix Share in cash, without interest, less any required withholding taxes to all Applix stockholders who validly tendered and did not withdraw Applix Shares pursuant to the Offer. On October 25, 2007, pursuant to the Merger Agreement, Merger Subsidiary exercised its right to purchase one share more than 90% of the total outstanding Applix Shares.

On October 25, 2007, pursuant to the terms and conditions of the Merger Agreement, Merger Subsidiary was merged with and into Applix, and each outstanding Applix Share not tendered in the Offer (other than shares held by Cognos, Merger Subsidiary or any of their respective subsidiaries) was converted into the right to receive $17.87 per share in cash, without interest, less any required withholding taxes. Upon the consummation of the Merger, Applix survived and became an indirect, wholly-owned subsidiary of Cognos.

For Accounting purposes we obtained control of Applix on October 17, 2007 and have consolidated result of operations into our results as of that date.

The aggregate merger consideration was approximately U.S. $330 million, paid in cash. Cognos paid the merger consideration from cash on hand. Additionally, in connection with the Merger, Cognos assumed certain stock options issued pursuant to Applix’s stock option plan, which became options to purchase approximately 348,000 shares of Cognos common shares. The consideration for and the other terms and conditions of the Merger were determined by arms-length negotiations between Cognos and Applix. Applix offers planning and performance management solutions for business and public sector organizations.

For further information concerning the Merger, please contact the following executive officer of Cognos at (613) 738-1440: Tom Manley, Senior Vice-President, Finance & Administration and Chief Financial Officer.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Applix for the fiscal year ended December 31, 2006 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

The unaudited consolidated financial statements of Applix for the six months ended June 30, 2007 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Applix, Inc. as of and for the fiscal year ended December 31, 2006

99.2	Unaudited consolidated financial statements of Applix, Inc. as of and for the six months ended June 30, 2007

99.3	Unaudited pro forma condensed combined consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED
(Registrant)

Dated: December 31, 2007	By:	/s/ Tom Manley
Tom Manley Senior Vice President, Finance & Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Applix, Inc. as of and for the fiscal years ended December 31, 2005 and 2006

99.2	Unaudited consolidated financial statements of Applix, Inc. as of and for the six months ended June 30, 2007

99.3	Unaudited pro forma condensed combined consolidated financial statements